UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 11, 2020

W. R. BERKLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-15202	22-1867895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

475 Steamboat Road, Greenwich, CT		06830
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (203) 629-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.20 per share	WRB	New York Stock Exchange
5.9% Subordinated Debentures due 2056	WRB-PC	New York Stock Exchange
5.75% Subordinated Debentures due 2056	WRB-PD	New York Stock Exchange
5.70% Subordinated Debentures due 2058	WRB-PE	New York Stock Exchange
5.10% Subordinated Debentures due 2059	WRB-PF	New York Stock Exchange
4.25% Subordinated Debentures due 2060	WRB-PG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2020, the Board of Directors of W. R. Berkley Corporation approved certain amendments to the: (i) W. R. Berkley Corporation Deferred Compensation Plan for Officers, as amended and restated on November 2, 2016, effective as of December 31, 2020; and (ii) W. R. Berkley Corporation Deferred Compensation Plan for Directors, as initially adopted on May 3, 2005 and subsequently amended effective as of December 3, 2007, effective as of December 31, 2020. The amendments discontinue all future elective deferrals of director fees and employee compensation by the participants then participating in the plans and prohibit any additional directors or employees from becoming eligible to participate in the plans, in each case, effective as of December 31, 2020.
The foregoing descriptions of the above amendments are qualified in their entirety by the full text of the respective amendments, which are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.  The following exhibits are filed as part of this Current Report on Form 8-K:
Exhibit No.	Description
10.1	Amendment to the W. R. Berkley Corporation Deferred Compensation Plan for Officers, effective as of December 31, 2020
10.2	Amendment to the W. R. Berkley Corporation Deferred Compensation Plan for Directors, effective as of December 31, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
W. R. BERKLEY CORPORATION

By:	/s/ Richard M. Baio
Name: Richard M. Baio
Title: Executive Vice President – Chief Financial Officer and Treasurer

Date:  December 16, 2020